UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 10, 2014, Century Communities, Inc. (the “Company”) issued a press release announcing that, on November 5, 2014, its Board of Directors authorized a stock repurchase program of up to 2,000,000 shares of the Company’s outstanding common stock, $0.01 par value per share. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated November 10, 2014, announcing the authorization of a stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2014	CENTURY COMMUNITIES, INC.

	By:	/s/ Dale Francescon
Name: Dale Francescon
Title: Chairman of the Board of Directors and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated November 10, 2014, announcing the authorization of a stock repurchase program.